Creating Tomorrow’s Today Investor Presentation

Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation includes "forward looking statements" relating to the announced transactions and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “project”, “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” and other words of similar meaning in connection with a discussion of future operating or financial performance or events. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ from those expressed in the forward looking statements. Such risks and uncertainties include, among others, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and future and estimated revenues, earnings, cash flow, charges, cost savings and expenditures. Additional risks and uncertainties that could cause our actual results to differ from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. Non-GAAP Figures Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) identified by an asterisk (*) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented herein. 2

Our strategy is focused on engineered solutions, prioritizing a culture of innovation that addresses our customers most complex challenges 3

Q1 2020 Overview . Net Sales up 24.6%; Organic sales* up 10.5% . Bal Seal sales of $23.4 million, in-line with expectations Financial Performance . Adjusted EBITDA* of 12.6%, a 130 bps increase over prior year period (from continuing operations) . Adjusted diluted earnings per share* more than doubled to $0.48 . Borrowed $200 million on revolver; Available cash on hand of $271 million . Closed the acquisition of Bal Seal Engineering on January 3rd . Expanded portfolio of high margin products led to strong results in the quarter Key . High level of execution despite challenges faced as quarter progressed Messages . Implemented policies and procedures to protect employees and maintain operations . Strong balance sheet and significant capacity on $800 million revolving credit facility 4

Diversified Portfolio Sales in first quarter up 24.6% to $207.3 million; Organic Sales* up 10.5% Actual Q1 2020 Sales By End Market Commercial Aerospace Sales ~30% of Total (1) 52% Defense OEM 80% 31% Commercial Aerospace Aftermarket 20% 10% Medical Boeing & Airbus 40% (direct and indirect) All Other 60% 7% Industrial and Other (1) % totals are an approximation based on the mid-point of our initial 2020 Sales Outlook for commercial aerospace airframe bearings, engine components, and aerostructures. The 2020 Outlook was withdrawn with the release of our First Quarter Results on May 11, 2020. 5

Meaningful Long Term Growth Diverse End Market Exposure with Meaningful Long Term Growth Platform / End Markets Growth Drivers  Defense exposures provides stability and growth opportunities  Gaining market share on key defense programs Defense  Breadth of content on a wide range of fixed wing and rotary  Investing through the downturn Commercial Aerospace  Positioned to capture share from near term headwinds from COVID-19  Aging population  Increasing biopharma capital budgets Medical  Strong technical advances and product development pipelines  Increasing number of robotics applications  Maintenance and replacement of industrial equipment Industrials 6

A Focus on Cost Significant Cost Savings Achieved; Additional Actions Identified Instituted Cost Savings ~$40 million of Annualized Savings Actions: • Execution on G&A Transformation Initiative • Workforce reductions • Employee furloughs $6.0 • Salary reductions across senior management $2.0 • Reduced discretionary spending $4.0 $12.0 Result: $11 Million of Savings in 2020; $13 Million Annualized Savings $12.0 Additional Actions $2.0 $2.0 $20.0 Actions: $9.0 $11.0 • Adjust production capacity to meet future demand • Completion of our G&A Transformation Initiatives Instituted Actions Additional Actions Total Savings Result: $27 million of Annualized Savings G&A Transformation Additional Actions Workforce Actions Discretionary Spending 7

Capital Deployment Framework Strong Balance Sheet and Significant Available Capital $271M of cash Significant capacity under No debt maturities available on hand our $800M credit facility until 2024 Long Term Capital Deployment Priorities Value Creating Investments Return of capital to shareholders Long Term Leverage Target of 2-3X • High return internal investments • Maintain competitive dividend • Deploy the balance sheet in a measured manner • Strategic acquisitions to grow our • Share repurchases to offset portfolio of highly engineered management share grants • products Creates opportunity to stretch leverage for strategic deployment 8

Looking Ahead

KAMAN

Diverse Mix of Products and End Markets	Strong Balance Sheet and Ample Liquidity	Disciplined Operating Approach	Focus on Health and Safety
Expanded portfolio of high margin products with diverse end market exposure	Financial strength positions us to manage through the downturn and invest in R&D and growth initiatives	Greater impact to our commercial aerospace business; productivity and efficiency headwinds across organization	Policies and procedures to protect the health & safety of employees and maintain operations
▪ ~50% Defense ▪ ~30% Commercial Aerospace ▪ ~10% Medical ▪ ~10% Industrial and Other	▪ $271M of cash available on hand ▪ Significant capacity under our $800M credit facility ▪ No debt maturities until 2024	▪ Adjusting production needs to meet demand ▪ Reduced discretionary spending ▪ Salary reductions across our senior management	▪ Appropriate PPE ▪ Temperature checks ▪ Shift flexibility ▪ Social distancing ▪ Segregated workspaces ▪ Remote work

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Returning to our Roots Positioned to grow as highly engineered products company 1950s 1970s 1997 2015 2020 Founded Launched Divested Expanded our Acquired Kaman Nuclear Distribution and Kaman engineered product Bal Seal for grew business Sciences offerings with the Engineering Continue to build our diversification through various to ITT acquisitions of acquisitions Industries GRW and Extex leading engineered solutions product 1945 1950 1960 1970 1980 1990 2000 2010 2019 portfolio through a combination of organic growth and M&A. 1945 1960s 1980s 2007 2019 Kaman Founded Kamatics and Entered the Divested Sold Kaman Aircraft Kaman Music fuzing Kaman Music to Distribution to Corporation business Fender Musical Littlejohn & Co. founded as Formed Kaman Instruments a Helicopter Sciences out of Kaman company Nuclear, AviDyne, Kaman Systems Centers, and SEA 10

Bal Seal Business Overview

KAMAN

Business Description

- Manufacturer of precision springs, seals, and contacts servicing the medical technology, aerospace & defense and industrial markets
- Offers critical, proprietary, precision components that are used in products operating in high cost of failure environments.
- Utilizes proprietary manufacturing and material technologies; carries more than 240 patents
- Global presence, with manufacturing, sales, and distribution operations across the U.S., Europe and Asia
- Leading position within customized springs and seals market with #1 market share in spring-energized seals industry
- Thousands of unique part numbers specifically designed for the end application

Sales Breakdown



Medical
Aerospace & Defense
Industrial
Other
16%
15%
14%
55%



Seals
Springs
Contacts
29%
32%
39%

Primary Products



Seals
Springs
Contacts

Select End Use Applications



Medical
Cochlear Devices
Neuromodulators
Pacemakers
Spinal Implants
Tibial Trials
Implants Pumps



Industrial
Food Grade Seals
Food Grade Detachable Tools



A&D
Radar Systems
Fuel Pumps & Metering Values
Hydraulic Systems & Engines
Composite Cable Trays
Actuators

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Expanded Product Portfolio Driving Future Growth Kaman sales by end market (%) + 2019 Q1 2020  Meaningful sales and cost synergy opportunities Medical Medical 4% 4% 7% 10%  Expanded breadth of highly engineered product offerings with complementary portfolio  Leveraging Bal Seal’s proprietary manufacturing and material science technologies and strong customer relationships 31%  Advances Kaman’s strategic focus on its engineered products 53% 39% 52% business and adds scale to its operations Defense Commercial Aerospace Medical Industrial and Other  Strengthens leadership position in medical technologies Increased exposure to attractive end markets with significant growth potential and favorable margin profile 12

Broad Range of Engineered Products Serving Diverse End Markets

KAMAN

Product Offering	Differentiator	End Use Characteristics	Primary End Markets
Self Lubricating Bearings 	Karon® Self Lubricating Machinable Liner	High Load, Low RPM Applications	Defense, Aerospace, Industrial, Marine, Hydropower, Space
Traditional Airframe Bearings 	Custom Design Capability	Low Friction, High Accuracy, High Speed Applications	Defense, Aerospace
Flexible Drive Systems 	Patented and Proprietary technology	Integrated Fail-Safe, Mission Critical, High Torque applications	Rotorcraft
High Precision Miniature Bearings 	Proprietary design, machining, and assembly	Low Load, High RPM Precision Applications	Medical, Industrial, Defense, Aerospace
Engine Aftermarket Components 	FAA Parts Manufacturing Authorization	Flight Critical Aerospace Applications	Defense, Aerospace

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Advanced Safe and Arm Devices Broad Portfolio of Safe and Arm devices Highlight on JPF Key Programs Provides increased mission flexibility and - Joint Programmable Fuze operational effectiveness - Harpoon Sole source provider of the JPF to the U.S. Air - Maverick Force and 40 Foreign militaries - Tomahawk Qualified on 20 U.S. and Foreign Military Aircraft - SLAM-ER - JASSM New orders of more than $90 million in 2019 - ATACMS Continued strong pipeline - Standard - AMRAAM JPF Deliveries (units) Significant sales growth and substantial backlog 60,000 $500 50,000 $400 40,000 $356.4$357 $300 30,000 $200 $228 $228 20,000 $100 $164 $185 $196 $- 10,000 2016 2017 2018 2019 LTM Q1 2020 0 2012 2013 2014 2015 2016 2017 2018 2019 2020 Sales Backlog 14

Opportunities for K-MAX® continue to increase Strong Support for K-MAX® Aircraft Investing for future K-MAX® Opportunities • Aircraft meets the diverse needs of our customers • Construction, firefighting, logging, humanitarian, and Next Generation Unmanned Systems agricultural - 5 orders received in 2019 • Expect to nearly double fleet size by 2021 All Composite Rotor Blades • Driving increased service & support revenues • Continued support from USMC and Congress Aftermarket sales generally increase • Secured contract with USMC to reactivate their two aircraft 24 – 36 months after initial sale. • $18.5 million in funds in DoD budget proposal K-MAX® in Operation 22 36 43 0 10 20 30 40 50 2015 2019 2021 15

Improving Performance on Structures Programs Results of Actions to Improve Performance Selected Programs Action Status Increase capacity utilization Achieved Disciplined approach to new program Achieved opportunities Improve operational efficiency Achieved Reduce facility footprint Achieved Achieved annualized savings of ~$8.0 million Achieved Supplier Recognition Supports Operational Improvement “BLACK HAWK SUPPLIER OF THE YEAR” Sikorsky “BEST NEW SUPPLIER” “KINECO KAMAN NAMED Rolls Royce GOLD TIER SUPPLIER” BAE Systems 16

Growth through Innovation Designing new solutions to solve our customers toughest challenges Developing Next Evolving Innovative Material Continuing to evolve Generation Munition requirements of our Science for new our state-of-art Technologies: K-MAX® operators: engineered products: Technology: Height of Burst Next Generation Titanium Diffusion Tufflex® Couplings Sensor Unmanned Systems Hardening and Drive Shafts Collaborating on integrated solutions across our bearings and sealing technologies 17

Premier Global Customer Base 18

Our Manufacturing Footprint 14 12 13 11 2 7 10 1 4 9 3 5 6 8 15 = Low cost facility 1. Foothills Ranch, CA 5. Jacksonville, FL 9. Middletown, CT 12. Rimpar, Germany Seals, Springs, and Contacts Assembly & Metallic o Safe and Arm Devices Precision miniature bearings 2. Colorado Springs, CO Structures o Memory and 13. Pracatice, Czech Republic Springs and Contacts 6. Chihuahua, Mexico Measuring Precision miniature bearings Metallic Structures 10. Bloomfield, CT 3. Gilbert, AZ o Air Vehicles 14. Darwen, UK Aftermarket Components 7. Bennington, VT o Self-lubricating bearings Composite structures 4. Wichita, KS Composites Structures o Flexible drive shafts 15. Goa, India (Joint Venture) Composites Structures 8. Orlando, FL 11. Hochstadt, Germany Composites structures Safe and Arm Devices Traditional airframe bearings 19

Capital Deployment Total Capital Deployed of ~$820 million Investing for Growth Since 2015 Infrastructure investments across our full range of specialty bearing and engineered products. Product Investment Status New facility to support Traditional Airframe new products for key Complete Bearings customer platforms Expansion to support Self Lubricating Bearings growth and new Complete / Flexible Drive Systems applications New facility to increase Engine Aftermarket capacity to support Complete Components sales growth New facility to expand Test Facility test capabilities and In process reduce time to market 20

Questions 21

Non-GAAP Reconciliations 22

Non-GAAP Reconciliation Organic Sales Organic Sales is defined as "Net Sales" less sales derived from acquisitions completed during the preceding twelve months. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, which can obscure underlying trends. We also believe that presenting Organic Sales enables a more direct comparison to other businesses and companies in similar industries. Management recognizes that the term "Organic Sales" may be interpreted differently by other companies and under different circumstances. No other adjustments were made during the three-month fiscal periods ended April 3, 2020 and March 29, 2019, respectively. The following table illustrates the calculation of Organic Sales using the GAAP measure, "Net Sales". For the Three Months Ended April 3, March 29, (in thousands) 2020 2019 Net Sales From Continuing Operations $ 207,322 $ 166,434 Acquisition Sales 23,361 - Organic Sales $ 183,961 $ 166,434 $ Change $ 17,527 % Change 10.5% 23

Non-GAAP Reconciliation Adjusted EBITDA from Continuing Operations Adjusted EBITDA from continuing operations is defined as earnings from continuing operations before interest, taxes, other expense (income), net, depreciation and amortization and certain items that are not indicative of the operating performance of the Company's for the period presented. Adjusted EBITDA from continuing operations differs from earnings from continuing operations, as calculated in accordance with GAAP, in that it excludes interest expense, net, income tax expense, depreciation and amortization, other expense (income), net, non-service pension and post retirement benefit expense (income), and certain items that are not indicative of the operating performance of the Company for the period presented. We have made numerous investments in our business, such as acquisitions and capital expenditures, including facility improvements, new machinery and equipment, improvements to our information technology infrastructure and ERP systems, which we have adjusted for in Adjusted EBITDA from continuing operations. Adjusted EBITDA from continuing operations also does not give effect to cash used for debt service requirements and thus does not reflect funds available for distributions, reinvestments or other discretionary uses. Management believes Adjusted EBITDA from continuing operations provides an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of our results between periods because it provides a view of our operations that excludes items that management believes are not reflective of operating performance, such as items traditionally removed from net earnings in the calculation of EBITDA as well as Other expense (income), net and certain items that are not indicative of the operating performance of the Company for the period presented. Adjusted EBITDA from continuing operations is not presented as an alternative measure of operating performance, as determined in accordance with GAAP. No other adjustments were made during the three-month fiscal periods ended April 3, 2020 and March 29, 2019. The following table illustrates the calculation of Adjusted EBITDA from continuing operations using GAAP measures, “Earnings from Continuing Operations, net of tax”. For the Three Months Ended April 3, March 29, (in thousands) 2020 2019 Net Sales From Continuing Operations $ 207,322 $ 166,434 (Loss) earnings from continuing operations, net of tax $ (407) $ 5,822 Interest Expense, net 3,247 5,301 Income Tax Expense (443) 1,434 Non-service pension and Post-Retirement Expense (4,063) (99) Other expense (income), net 218 (89) Depreciation and Amortization 9,509 6,122 Other Adjustments Restructuring and severance costs 1,795 266 Cost associated with corporate development activities 1,787 - Bal Seal acquisition costs 8,483 - Expenses associated with Bal Seal purchase accounting 6,880 - Transition service agreement cost, net of transition service agreement income 1,166 - Reversal of prior year accruals in current period (1,475) - Gain on sales of U.K Tooling business (493) - Adjusted EBITDA from Continuing Operations $ 26,204 $ 18,757 24 Adjusted EBITDA Margin 12.6% 11.3%

Non-GAAP Reconciliation Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations are defined as GAAP "Earnings from Continuing Operations" and "Diluted earnings per share from continuing operations", less items that are not indicative of the operating performance of the business for the periods presented. These items are included in the reconciliation below. Management uses Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations to evaluate performance period over period, to analyze the underlying trends in our business and to assess its performance relative to its competitors. We believe that this information is useful for investors and financial institutions seeking to analyze and compare companies on the basis of operating performance. The following table illustrates the calculation of Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations using “Earnings from Continuing Operations” and “Diluted earnings per share from continuing operations” from the “Consolidated Statements of Operations” included in the Company's Form 10-Q filed with the Securities and Exchange Commission on May 11, 2020. For the three months ended April 3, 2020 Adjustments to Tax Effect of Adjustments to Calculation of Net Earnings, Adjustments to Net Earnings, Adjusted Diluted (in thousands, expect per share amounts) Pre Tax Net Earnings Net of Tax Earnings Per Share Net loss from continuing operations $(407) $(0.01) Adjustments Restructuring and severance costs $1,795 $434 $1,361 $0.05 Cost associated with corporate development activities 1,787 432 1,355 0.05 Bal Seal acquisition costs 8,483 2,050 6,433 0.23 Expenses associated with Bal Seal purchase accounting 6,880 1,662 5,218 0.18 Transition service agreement cost, net of transition service agreement income 1,166 282 884 0.03 Reversal of prior year accruals in current period (1,475) (357) (1,118) (0.04) Gain on sales of U.K Tooling business (493) (119) (374) (0.01) Adjusted earnings from continuing operations $13,352 $0.48 Weighted Average Shares Outstanding – Diluted 27,891 25